Exhibit 10.1

THIS ASSIGNMENT AND JOINDER AGREEMENT IS NOT SUBJECT TO THE DOCUMENTARY STAMP TAX OF THE STATE OF FLORIDA BECAUSE (1) IT IS NOT SECURED BY A MORTGAGE ON FLORIDA REAL ESTATE; AND (2) IT WAS EXECUTED BY THE INITIAL BORROWER, THE PERMANENT BORROWER AND THE GUARANTORS IN THE STATE OF VIRGINIA AND DELIVERED TO THE LENDER IN THE STATE OF NORTH CAROLINA, AND THUS WAS EXECUTED AND DELIVERED OUTSIDE OF THE STATE OF FLORIDA. SEE RULE 12B-4.053(34) FLORIDA ADMINISTRATIVE CODE.

ASSIGNMENT AND JOINDER AGREEMENT

THIS ASSIGNMENT AND JOINDER AGREEMENT (this “Agreement”), dated as of January 1, 2009, is by and among Mednax, Inc., a Florida corporation (the “Permanent Borrower”), Mednax Services, Inc. (formerly known as Pediatrix Medical Group, Inc.), a Florida corporation (the “Initial Borrower”), the Guarantors identified on the signature pages hereto and Wachovia Bank, National Association, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement, dated as of September 3, 2008 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among the Initial Borrower, the Guarantors identified therein (the “Guarantors”), the Lenders identified therein and the Administrative Agent. Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

The Initial Borrower is exercising its option under Section 9.6(g) of the Credit Agreement to assign all of its rights and obligations under the Credit Agreement to the Permanent Borrower (the “Assignment”) effective as of the date hereof. In connection with the Assignment, the Permanent Borrower is required to become the “Borrower” under the Credit Agreement, and the Initial Borrower is required to become a “Guarantor” under the Credit Agreement.

Accordingly, the Permanent Borrower and the Initial Borrower hereby agree as follows with the Administrative Agent, for the benefit of the Lenders:

1. The Permanent Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Permanent Borrower (a) assumes the rights and obligations of the Initial Borrower as Borrower under the Credit Agreement and (b) agrees to become the Borrower under the Credit Agreement and shall have all of the obligations of the Borrower thereunder as if it had executed the Credit Agreement. The Permanent Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the applicable Credit Documents, including, without limitation (a) all of the representations and warranties set forth in Article III of the Credit Agreement, (b) all of the affirmative and negative covenants set forth in Articles V and VI of the Credit Agreement and (c) the expense and indemnification provisions set forth in Section 9.5 of the Credit Agreement. Without limiting the generality of the foregoing terms of this Paragraph 1, the Permanent Borrower hereby assumes and agrees punctually to pay, perform and discharge when due each of the Credit Party Obligations and each and every debt, covenant and agreement incurred, made or to be paid, performed or discharged by the Borrower under the Credit Documents.

2. The Initial Borrower hereby (a) assigns its rights and obligations as Borrower under the Credit Agreement to the Permanent Borrower and (b) acknowledges, agrees and confirms that, by its execution of this Agreement, the Initial Borrower will remain a party to the Credit Agreement as a “Guarantor” thereunder and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement as such. The Initial Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the applicable Credit Documents, including, without limitation (a) all of the representations and warranties set forth in Article III of the Credit Agreement and (b) all of the affirmative and negative covenants set forth in Articles V and VI of the Credit Agreement. Without limiting the generality of the foregoing terms of this Paragraph 1, the Initial Borrower hereby guarantees, jointly and severally together with the other Guarantors, the prompt payment of the Credit Party Obligations in accordance with Article X of the Credit Agreement.

3. Upon the effectiveness of the assumptions provided for in this Agreement, (a) the Permanent Borrower will be the “Borrower” for all purposes of the Credit Agreement and the other Credit Documents and shall be subject to each and every Obligation, debt, covenant and agreement incurred, made or to be paid, performed or discharged by the Borrower thereunder and shall exercise every right and power of the Borrower under the Credit Agreement and the other Credit Documents with the same force and effect as if the Permanent Borrower were the original Borrower thereunder and (b) the Initial Borrower will be a “Guarantor” for all purposes of the Credit Agreement and the other Credit Documents and shall be subject to each and every Obligation, debt, covenant and agreement incurred, made or to be paid, performed or discharged by a Guarantor thereunder and shall exercise every right and power of a Guarantor under the Credit Agreement and the other Credit Documents with the same force and effect as if the Initial Borrower were an original Guarantor thereunder.

4. The Permanent Borrower acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto. The information on the schedules to the Credit Agreement are hereby supplemented (to the extent permitted under the Credit Agreement) to reflect the information shown on the attached Schedule A.

5. Each of the parties hereto certifies that the information on Schedule B to this Agreement is true and correct as of the date hereof.

6. The Initial Borrower and the Guarantors confirm that the Credit Agreement is, and upon the Permanent Borrower becoming the Borrower, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the Permanent Borrower becoming the Borrower the term “Credit Party Obligations,” as used in the Credit Agreement, shall include all obligations of the Permanent Borrower under the Credit Agreement and under each other Credit Document.

7. Each of the Permanent Borrower and the Initial Borrower agrees that, after giving effect to this Agreement, the Permanent Borrower shall own directly or indirectly 100% of the Equity Interests of the Initial Borrower.

8. Each of the Permanent Borrower, the Initial Borrower and the Guarantors agree that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement in order to effect the purposes of this Agreement.

9. This Agreement (a) may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract and (b) may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

10. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The terms of Sections 9.13 and 9.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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IN WITNESS WHEREOF, each of the Initial Borrower and the Permanent Borrower has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, effective as of the day and year first above written.

PERMANENT BORROWER:	MEDNAX, INC.,
a Florida corporation

	By:	/s/ Vivian Lopez-Blanco
Vivian Lopez-Blanco
Treasurer

INITIAL BORROWER:	MEDNAX SERVICES, INC.,
a Florida corporation

	By:	/s/ Vivian Lopez-Blanco
Vivian Lopez-Blanco
Treasurer

Signature Page to Assignment and Joinder Agreement

GUARANTORS:	ALASKA NEONATOLOGY ASSOCIATES, INC.,
an Alaska corporation
AMERICAN ANESTHESIOLOGY, INC.,
a Florida corporation
AMERICAN ANESTHESIOLOGY OF GEORGIA, LLC,
a Georgia limited liability company
AMERICAN ANESTHESIOLOGY OF FLORIDA, INC.,
a Florida corporation
AMBULATORY ANESTHESIA ASSOCIATES, LLC,
a Georgia limited liability company
AUGUSTA NEONATOLOGY ASSOCIATES, P.C.,
a Georgia professional corporation
CENTRAL OKLAHOMA NEONATOLOGY ASSOCIATES, INC., an Oklahoma corporation
CRITICAL HEALTH SYSTEMS, INC.,
a Delaware corporation
CRITICAL HEALTH SYSTEMS OF NORTH CAROLINA, P.C.,
a North Carolina corporation
FAIRFAX ANESTHESIOLOGY ASSOCIATES, INC.,
a Virginia corporation
FAYETTE COMMUNITY ANESTHESIA, LLC,
a Georgia limited liability company
FLORIDA REGIONAL NEONATAL ASSOCIATES, INC., a Florida corporation
FOOTHILL MEDICAL GROUP, INC.,
a California corporation
FORT WORTH NEONATAL ASSOCIATES BILLING, INC., a Texas corporation
GEORGIA PERIOPERATIVE CONSULTANTS, LLC,
a Georgia limited liability company
HORIZON ANESTHESIA, PLLC,
a Virginia professional limited liability company
MAGELLA MEDICAL ASSOCIATES BILLING, INC.,
a Texas corporation
MAGELLA MEDICAL ASSOCIATES MIDWEST, PC,
an Iowa professional corporation

By:	/s/ Vivian Lopez-Blanco
Vivian Lopez-Blanco
Attorney-in-Fact of each of the foregoing

Signature Page to Assignment and Joinder Agreement

MAGELLA MEDICAL ASSOCIATES OF GEORGIA, P.C., a Georgia professional corporation
MAGELLA MEDICAL GROUP, INC.,
a California corporation
MOUNTAIN STATES NEONATOLOGY, INC.,
a Idaho corporation
NEONATAL AND PEDIATRIC INTENSIVE CARE MEDICAL GROUP, INC., a California corporation
NEONATAL SPECIALISTS, LTD.,
an Arizona limited partnership
NEONATOLOGY ASSOCIATES OF ATLANTA, P.C.,
a Georgia professional corporation
NEONATOLOGY ASSOCIATES BILLING, INC.,
a Texas corporation
NEW PEDIATRIX MEDICAL GROUP, INC.,
a Florida corporation
OBSTETRIX MEDICAL GROUP OF ARIZONA, P.C.,
an Arizona professional corporation
OBSTETRIX MEDICAL GROUP OF CALIFORNIA, A PROFESSIONAL CORPORATION, a California professional corporation
OBSTETRIX MEDICAL GROUP OF THE CENTRAL COAST, PROFESSIONAL CORPORATION, a California professional corporation
OBSTETRIX MEDICAL GROUP OF COLORADO, P.C.,
a Colorado professional corporation
OBSTETRIX MEDICAL GROUP OF KANSAS AND MISSOURI, P.A., a Kansas professional association
OBSTETRIX MEDICAL GROUP OF PHOENIX, P.C.,
an Arizona professional corporation
OBSTETRIX MEDICAL GROUP OF TEXAS BILLING, INC., a Texas corporation
OBSTETRIX MEDICAL GROUP OF WASHINGTON, INC., PS, a Washington professional services corporation
OZARK NEONATAL ASSOCIATES, INC.,
a Missouri corporation
PEDIATRIX CARDIOLOGY OF NEW MEXICO, P.C.,
a New Mexico corporation

By:	/s/ Vivian Lopez-Blanco
Vivian Lopez-Blanco
Attorney-in-Fact of each of the foregoing

Signature Page to Assignment and Joinder Agreement

PEDIATRIX CARDIOLOGY OF SPRINGFIELD, P.C.,
a Missouri corporation
PEDIATRIX CARDIOLOGY OF WASHINGTON, P.C.,
a Washington corporation
PEDIATRIX MEDICAL GROUP NEONATOLOGY AND PEDIATRIC INTENSIVE CARE SPECIALISTS OF NEW YORK, P.C., a New York professional corporation
PEDIATRIX MEDICAL GROUP OF ARKANSAS, P.A.,
an Arkansas professional association
PEDIATRIX MEDICAL GROUP OF CALIFORNIA, A PROFESSIONAL CORPORATION,
a California professional corporation
PEDIATRIX MEDICAL GROUP OF COLORADO, P.C.,
a Colorado corporation
PEDIATRIX MEDICAL GROUP OF FLORIDA, INC.,
a Florida corporation
PEDIATRIX MEDICAL GROUP OF GEORGIA, P.C.,
a Georgia professional corporation
PEDIATRIX MEDICAL GROUP OF ILLINOIS, P.C.,
an Illinois professional corporation
PEDIATRIX MEDICAL GROUP OF INDIANA, P.C.,
an Indiana professional corporation
PEDIATRIX MEDICAL GROUP OF KANSAS, P.A.,
a Kansas professional association
PEDIATRIX MEDICAL GROUP A KENTUCKY, PSC,
a Kentucky professional services corporation
PEDIATRIX MEDICAL GROUP OF LOUISIANA, L.L.C., a Louisiana limited liability company
PEDIATRIX MEDICAL GROUP OF MICHIGAN, P.C.,
a Michigan professional corporation
PEDIATRIX MEDICAL GROUP OF MISSOURI, P.C.,
a Missouri professional corporation
PEDIATRIX MEDICAL GROUP OF NEW MEXICO, P.C., a New Mexico professional corporation
PEDIATRIX MEDICAL GROUP OF THE MID-ATLANTIC, P.C., a Virginia professional corporation

By:	/s/ Vivian Lopez-Blanco
Vivian Lopez-Blanco
Attorney-in-Fact of each of the foregoing

Signature Page to Assignment and Joinder Agreement

PEDIATRIX MEDICAL GROUP OF NORTH CAROLINA, P.C., a North Carolina professional corporation
PEDIATRIX MEDICAL GROUP OF OHIO CORP.,
an Ohio corporation
PEDIATRIX MEDICAL GROUP OF OKLAHOMA, P.C.,
an Oklahoma professional corporation
PEDIATRIX MEDICAL GROUP OF PENNSYLVANIA, P.C., a Pennsylvania professional corporation
PEDIATRIX MEDICAL GROUP OF SOUTH CAROLINA, P.A., a South Carolina professional association
PEDIATRIX MEDICAL GROUP OF TENNESSEE, P.C.,
a Tennessee professional corporation
PEDIATRIX MEDICAL GROUP OF TEXAS BILLING, INC., a Texas corporation
PEDIATRIX MEDICAL GROUP OF WASHINGTON, INC., P.S., a Washington professional services corporation
PEDIATRIX MEDICAL GROUP, INC.,
a Utah corporation
PEDIATRIX MEDICAL GROUP, P.A.,
a New Jersey professional association
PEDIATRIX MEDICAL GROUP, P.C.,
a Virginia professional corporation
PEDIATRIX MEDICAL GROUP, P.C.,
a West Virginia professional corporation
PEDIATRIX MEDICAL SERVICES, INC.,
a Texas non-profit corporation
PEDIATRIX OF MARYLAND, P.A.,
a Maryland professional association

By:	/s/ Vivian Lopez-Blanco
Vivian Lopez-Blanco
Attorney-in-Fact of each of the foregoing

Signature Page to Assignment and Joinder Agreement

PIEDMONT ANESTHESIA ASSOCIATES, L.L.C,
a Georgia limited liability company
PMG CARDIOLOGY, INC.,
a Florida corporation
PMGSC, P.A.,
a South Carolina professional association
POKROY MEDICAL GROUP OF NEVADA, LTD.,
a Nevada limited partnership
ST. JOSEPH NEONATOLOGY CONSULTANTS, INC.,
a Texas corporation
TEXAS MATERNAL FETAL MEDICINE BILLING, INC., a Texas corporation
TEXAS NEWBORN SERVICES, INC.,
a Texas non-profit corporation

By:	/s/ Vivian Lopez-Blanco
Vivian Lopez-Blanco
Attorney-in-Fact of each of the foregoing

Signature Page to Assignment and Joinder Agreement

Acknowledged, accepted and agreed:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Robert Lozano
Robert Lozano
Senior Vice President

Signature Page to Assignment and Joinder Agreement